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                                                              EXHIBIT 10.8

                          UNITED STATES DISTRICT COURT
                           WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

LITTLEFIELD, ADAMS & COMPANY,
A NEW JERSEY CORPORATION,

                    PLAINTIFF,

V.                                           CIVIL ACTION NO. SA-95-CA-0425

JEFFERS, BROOK, KREAGER &
GRAGG, INC., DAVID YLITALO, AND
MICHAEL KREAGER,

                    DEFENDANTS.

                             FULL AND FINAL RELEASE
                            AND SETTLEMENT AGREEMENT
                                (REDACTED COPY)


                           COMPLETE COPY OF DOCUMENT
                        FILED SEPARATELY WITH COMMISSION